UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                              October 14, 1996


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                          0-13265             59-2225346
(State or other jurisdiction
      of incorporation)       (Commission File Number) (IRS Employer Identification No.)


   1901 Main Street, Suite 1200, Mail Code 1105 Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)


Registrants telephone number, including area code:             (803) 252-3661


                                    No Change
         (Former name or former address, if changed since last report.)



This document contains a total of      21     pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on October 18, 1996 by UCI Medical Affiliates, Inc., a Delaware corporation (the Company), and is filed to include the financial statements required by Item 7 of Form 8-K.


 Item 7. Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

              The financial statements for William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

         b)    Pro Forma Financial Information

              The pro forma financial information for William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Companys Form 8-K filed on October 18, 1996.

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on October 10, 1996, to be effective as of October 14, 1996 by and between William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. and UCI Medical Affiliates of South Carolina, Inc.

                             Financial Statements of

                          William J. Bannen, Jr., M.D.,
                            F.A.A.F.P., A.M.E., P.A.

                        as of December 31, 1995 and 1994

                                    Contents




                                                                                                     Page

Financial Statements of William J. Bannen, Jr., M.D., F.A.A.F.P.,
  A.M.E., P.A. as of  December 31, 1995 and 1994..................................................5-12

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1995.................................................. 13
     Note to Combining Balance Sheet.................................................................14
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1995............................................................15
     Note to Combining Statement of Operations.......................................................16

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at June 30, 1996........................................................17
     Note to Combining Balance Sheet.................................................................18
     Combining Statement of Operations and Accumulated Deficit
          for the nine months ended June 30, 1996....................................................19
     Note to Combining Statement of Operations.......................................................20


                                        Page 4 of 21



                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 and 1994 and the related statements of operations, changes in equity, and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards  require that we plan and perform the audit to obtain reasonable
assurance   about  whether  the  financial   statements  are  free  of  material
misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 and 1994, and the results of operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial  statements have been prepared solely from the accounts of William
J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. and do not include the personal accounts of the stockholder or those of any other operations in which he may be engaged.


Columbia, South Carolina
November 6, 1996


 ORIGINAL SIGNED OPINION ON SCOTT & HOLLOWAY, L.L.P. LETTERHEAD IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.


                               Page 5 of 21



             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.
                                 Balance Sheets

                                  December 31,


                                                 1995                1994
                                              -------------     ------------
Assets
Current assets:
   Cash and cash equivalents                      $    96         $    1,123
   Accounts receivable, net                        18,017             11,157
                                              -------------     ------------
         Total current assets                      18,113             12,280

Property, building and equipment, net              31,786             26,574
                                              -------------     ------------
                                              $    49,899        $    38,854
                                              =============     ============

Liabilities and Equity
Current liabilities:
   Accounts payable and accrued expenses     $      4,418          $  6,961
   Notes payable                                    2,813            10,675
                                             --------------     --------------
         Total current liabilities                  7,231            17,636
                                             --------------     ---------------

Equity:
     Capital stock; $1 par value, 100,000
       shares authorized,
       1,500 shares issued and outstanding
                                                    1,500              1,500
     Retained earnings                             41,168             19,718
                                             --------------    ---------------
         Total equity                              42,668             21,218
                                             --------------    ----------------

         Total liabilities and
           stockholders equity                  $    49,899       $    38,854
                                              ==============    ===============


The accompanying notes are an integral part of these financial statements.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.
                            Statements of Operations

                        for the years ended December 31,


                                                       1995                  1994
                                                 ------------------    ------------------

Net medical revenue                              $       198,311       $       172,603
Operating costs                                          145,070               146,082
                                                 ------------------    ------------------
         Operating margin                                 53,241                26,521

General and administrative expenses                       25,926                26,416
Depreciation and amortization                              5,650                 4,976
                                                 ------------------    ------------------
         Income (loss) from operations                    21,665                (4,871)

Interest expense, net                                        215                   701
                                                 ==================    ==================
         Net income (loss)                       $        21,450       $        (5,572)
                                                 ==================    ==================





The accompanying notes are an integral part of these financial statements.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.
                         Statements of Changes in Equity

                 for the years ended December 31, 1995 and 1994


                                        Common Stock           Retained
                                                               Earnings              Total
                                      -----------------    -----------------    -----------------
Balance, January 1, 1994              $         1,500      $        25,290      $        26,790

Net loss                                                           (5,572)              (5,572)

                                      -----------------    -----------------    -----------------
Balance, December 31, 1994                      1,500               19,718               21,218
                                      -----------------    -----------------    -----------------

Net income                                                         21,450               21,450
                                      -----------------    -----------------    -----------------

Balance, December 31, 1995            $         1,500      $        41,168      $        42,668
                                      =================    =================    =================




The accompanying notes are an integral part of these financial statements.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.
                            Statements of Cash Flows

                        for the years ended December 31,


                                                                        1995                  1994
                                                                  ------------------    ------------------
Operating activities:
Net income (loss)                                                 $        21,450       $        (5,572)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
      Depreciation and amortization                                         5,650                 4,976
        Changes in operating assets and liabilities:
        Accounts receivable                                                (6,860)                3,671
        Notes payable                                                      (7,862)                8,134
        Accounts payable and accrued expenses                              (2,544)                 (611)
                                                                  ------------------    ------------------
         Cash provided by operating activities                              9,834                10,598
                                                                  ------------------    ------------------

Investing activities:
Purchases of property and equipment, net                                  (10,861)               (8,140)
                                                                  ------------------    ------------------
         Cash used by investing activities                                (10,861)               (8,140)
                                                                  ------------------    ------------------


Net increase (decrease) in cash and cash equivalents                       (1,027)                2,458
Cash and cash equivalents, beginning of period                              1,123                (1,335)
                                                                  ==================    ==================
Cash and cash equivalents, end of period                          $            96       $         1,123
                                                                  ==================    ==================

Supplemental cash flow information:
    Cash paid for interest                                        $           215       $           701
                                                                  ==================    ==================



The accompanying notes are an integral part of these financial statements.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.

                          Notes to Financial Statements


1. Significant Accounting Policies

Organization

William J. Bannen, Jr., M.D. is the sole stockholder of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. (Bannen) located in Simpsonville, South Carolina. Dr. Bannen operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life. The practice was organized and commenced operations on July 1, 1985. The accompanying financial statements represent the financial activities of the practice for the periods indicated.

The financial statements have been prepared solely from the accounts of Bannen and do not include the personal accounts of William J. Bannen, Jr., M.D. or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1995, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable

Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on managements estimates of future collectibility and historical payment percentages.

Office and  Equipment

Office and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance, repairs and minor renewals are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.

                          Notes to Financial Statements

1. Significant Accounting Policies (continued)

Cash Equivalents

Bannen considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Income Taxes

Bannen files corporate income tax returns under regulations applicable to regular corporate filers. At December 31, 1995 and 1994, Bannen has net operating loss carryforwards available to reduce taxable income. Deferred tax assets arising from these carryforwards are fully reserved with valuation allowances. The effects of deferred income tax reversals and net operating loss utilization are immaterial to the financial statements.

Fair Value of Financial Instruments

The fair value of accounts receivable, and accrued expenses payable are estimated by management to approximate their respective carrying values.

2.  Property, Plant, and Equipment

Property, plant and equipment consist of the following at December 31, 1995 and 1994:

                                                       1995                    1994
                                                -------------------     --------------------

Land and building                               $        73,338         $        73,338
Office and medical equipment                             53,534         $        42,673
Less, accumulated depreciation and amortization         (95,086)                (89,437)
                                                -------------------     --------------------
                                                $        31,786         $        26,574
                                                ===================     ====================

3.  Related Party Transactions

William J. Bannen, Jr., M.D., the sole stockholder, participates in the medical activities of Bannen. All payments for services and benefits to William J. Bannen, Jr., M.D. are recorded as salaries and are included in cost of operations in the financial statements. For the periods ended December 31, 1995 and 1994, amounts paid to the stockholder were $38,500 and $47,500, respectively.

             William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A.

                          Notes to Financial Statements


4.  Concentration of Credit Risk

In the normal course of providing health care services, Bannen extends credit to patients in the Simpsonville, South Carolina area without requiring collateral. Each individuals ability to pay balances due Bannen is assessed and reserves are established to provide for managements estimate of uncollectable balances. Future revenues are dependent on third-party payors and include Medicare and private insurance companies. The amount of loss Bannen would incur in the event of non-payment by the counter party is the amount of the patient billing.

5.  Contingencies

At December 31, 1995, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against Bannen that could result in losses, if any, that would be material to the financial statements.

6.  Subsequent Event

On October 14, 1996, UCI Medical Affiliates of South Carolina, Inc. (UCI) acquired certain office and medical equipment and substantially all of Bannens assets (including patient lists and goodwill) for $25,000 consisting of $4,167 cash and the issuance of a $20,833 interest bearing promissory note. In addition, UCI executed a lease with Dr. Bannen for Bannens office facilities for a period commencing October 14, 1996 and ending October 31, 1998.

As a condition of the above transaction, William J. Bannen, Jr., M.D. entered into an employment agreement for a five year period and an agreement not to compete with UCI.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Companys Annual Report and William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entitys financial statements and footnotes.


                                                     William J.
                                                    Bannen, Jr.,
                                 UCI Medical           M.D.,
                                 Affiliates,        F.A.A.F.P.,         Pro Forma              Pro Forma
                                     Inc.           A.M.E., P.A.       Adjustments             Combined
                                ---------------    ---------------    ---------------       ----------------
Assets
Cash and cash equivalents       $     76,513       $           96     $       (4,167) (a)       $  25,846
                                                                             (46,500) (c)
                                                                                 (96) (b)
Accounts receivable - net          2,343,325               18,017                               2,361,342
Medical supplies inventory           265,068                                                      265,068
Deferred taxes                       491,543                                                      491,543
Prepaids and other assets            282,060                                                      282,060
Goodwill                           3,578,371                                                    3,578,371
Property and equipment, net        2,795,384               31,786            (24,803) (a)       2,802,367
Deferred taxes                       120,639                                                      120,639
Other assets                         262,768                                                      262,768
                                ===============    ===============    ===============       ================
         Total assets           $ 10,215,671       $       49,899     $      (75,566)       $  10,190,004
                                ===============    ===============    ===============       ================

Liabilities and capital
Current portion - long-term
   debt                         $  1,244,603       $                  $       (2,813) (b)(a)$    1,265,436
                                                            2,813             20,833
Accounts payable                   1,652,792                4,418             (4,418) (b)        1,652,792
Accrued payroll                      498,791                                                     498,791
Other accrued liabilities            445,362                                                     445,362
Long-term debt, net of current
                                   3,121,098                                                   3,121,098
Common stock                         175,408                1,500             (1,500) (b)          175,408
Paid-in capital                    9,694,256                                                   9,694,256
Accumulated earnings (deficit)    (6,616,639)              41,168     (41,168)        (b)       (6,663,139)
                                                                             (46,500) (d)
                                ===============    ===============    ===============       ================
        Total  liabilities
        and capital             $ 10,215,671       $       49,899     $      (75,566)       $   10,190,004
                                ===============    ===============    ===============       ================





                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Balance Sheet
                               September 30, 1995
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $25,000. The purchase occurred on October 14, 1996. The combining balance sheet reflects the balances of UCI at September 30, 1995 and William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a)    Assets acquired and liabilities assumed are summarized as follows:

                                $         6,983          Furniture and equipment
                                         18,017          Accounts receivable
                                        (20,833)         Note payable
                                ===================
                                $         4,167          Cash paid at closing
                                ===================

       All of the note payable is recorded as currently due. The fair value of assets acquired exceeded the purchase price paid. Accordingly, the purchase price allocated to non-current assets has been reduced to reflect the difference.

(b) Cash ($96) was not acquired. Accounts payable ($4,418) and prior owners equity ($41,168) were not acquired or assumed.

(c) Net increase in fee for physician services of $46,500 annually based on service agreement for twelve months.

(d) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1995
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1995 per the Companys Annual Report and William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entitys financial statements and footnotes.

                                                    William J.
                                                   Bannen, Jr.,
                                                       M.D.,
                              UCI Medical           F.A.A.F.P.,          Pro Forma              Pro Forma
                              Affiliates,          A.M.E., P.A.         Adjustments             Combined
                                 Inc.
                             --------------      ------------------    ---------------       ----------------

Revenue                      $ 17,987,147        $      198,311        $                    $   18,185,458
Operating costs                18,180,080               145,070                46,500  (a)       18,371,650
                             --------------      ------------------    ---------------       ----------------
Operating margin                 (192,933)               53,241               (46,500)             (186,192)

General and administrative
   expenses                        87,616                25,926                                    113,542
Depreciation and
   amortization                   579,224                 5,650                                     584,874
                             --------------      ------------------    ---------------       ----------------
Gain (loss) from operations      (859,773)               21,655               (46,500)             (884,608)

Interest expense, net             505,459                   215                                    505,674
Gain on equipment                   5,493                                                           5,493
                             --------------      ------------------    ---------------       ----------------

Gain (loss) before income
   tax                         (1,359,739)               21,450               (46,500)           (1,384,789)
Benefit for income taxes
                             --------------      ------------------    ---------------       ----------------

Net gain (loss)                (1,359,739)               21,450               (46,500)           (1,384,789)

Retained earnings
   (accumulated deficit) -
   beginning of year           (5,256,896)                                                     (5,278,350)
                             --------------      ------------------    ---------------       ----------------

Retained earnings
   (accumulated deficit) -
   end of year               $ (6,616,635)       $                    $      (46,500)       $   (6,663,139)
                             ==============      ==================    ===============       ================

Earnings per common and
    common equivalent share:
    Net income               $       (.43)                  (b)                             $         (.44)
                             ==============      ==================    ===============       ================

Weighted average shares of
   common stock outstanding
                                3,136,544                   (b)                                  3,136,544
                             ==============      ==================    ===============       ================


                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1995
                                   (Unaudited)

1. The pro forma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in professional salaries based on employment agreement between William J. Bannen, Jr. M.D. , and UCI Medical Affiliates, Inc.

(b) Not applicable; William J. Bannen, Jr. M.D., F.A.A.F.P., A.M.E., P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1996 per the Companys Form 10QSB and William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entitys financial statements and footnotes.

                                                      William J.
                                                     Bannen, Jr.,
                                 UCI Medical            M.D.,
                                 Affiliates,         F.A.A.F.P.,          Pro Forma               Pro Forma
                                     Inc.            A.M.E., P.A.        Adjustments              Combined
                                ---------------    -----------------   -----------------       ----------------
Assets
Cash and cash equivalents       $                 $           96      $          (96)   (b)   $
Accounts receivable - net            3,719,712             18,017                                  3,737,729
Medical supplies inventory             267,356                                                      267,356
Deferred taxes                         301,146                                                      301,146
Prepaids and other assets              393,056                                                      393,056
Goodwill                             5,901,923                                                    5,901,923
Property and equipment, net          3,001,552             31,786             (24,803)   (a)      3,008,535
Deferred taxes                         486,036                                                      486,036
Other assets                           271,013                                                      271,013
                                ---------------
                                                   =================   =================       ================
         Total assets           $   14,341,794     $       49,899      $      (24,899)         $   14,366,794
                                ===============    =================   =================       ================

Liabilities and Capital
Current portion - long-term
   debt                         $    1,720,302     $        2,813      $       (2,813)   (b)   $    1,741,135
                                                                               20,833    (a)
Accounts payable                     1,419,726              4,418              (4,418)   (b)        1,459,238
                                                                                4,167    (a)
                                                                               34,875    (c)
                                                                                  470    (d)
Accrued payroll                        225,933                                                        225,933
Other accrued liabilities              260,712                                         (b)            260,712
Long-term debt, net of current
                                     2,910,388                                         (a)          2,910,388
Common stock                           240,375              1,500              (1,500)   (b)          240,375

Paid-in capital                     13,732,333                                                     13,732,333
Accumulated earnings (deficit)      (6,167,975)            41,168      (41,168)          (b)
                                                                              (35,345)   (e)       (6,203,320)
                                ===============    =================   =================       ================
Total liabilities and  capital  $   14,341,794     $       49,899      $      (24,899)         $   14,366,794
                                ===============    =================   =================       ================


                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Balance Sheet
                                  June 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. by UCI Medical Affiliates, Inc. for an aggregate price of $25,000. The purchase occurred on October 14, 1996. The combining balance sheet reflects the balances of UCI at June 30, 1996 and William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. at December 31, 1995. Pro forma adjustments are made to reflect:

(a)     Assets acquired and liabilities assumed are summarized as follows:

                                $         6,983          Furniture and equipment
                                         18,017          Accounts Receivable
                                        (20,833)         Note payable
                                ===================
                                $         4,167          Cash paid at closing
                                ===================

       All of the note payable is recorded as currently due. The fair value of assets acquired exceeded the purchase price paid. Accordingly, the purchase price allocated to non-current assets has been reduced to reflect the difference.

(b) Cash ($96) was not acquired. Accounts payable ($4,418), notes payable ($2,813), and prior owners equity ($41,168) were not acquired or assumed.

(c) Dr. Bannen will be employed on a full-time basis. Salaries increased by $34,875 for the nine-month period, recorded as accounts payable.

(d)     Interest expense for nine months of $470 is recorded as paid in cash.

(e) Changes in Bannens equity as a result of adjustments on pro forma statement of operations.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. for the nine months ended June 30, 1996 per the Companys Form 10QSB and William
J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. as of December 31, 1995 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of William J. Bannen, Jr., M.D.,
F.A.A.F.P., A.M.E., P.A., after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1996 for William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. is estimated since Bannen did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entitys financial statements and footnotes.


                                                      William J.
                                                     Bannen, Jr.,
                                 UCI Medical            M.D.,              Pro Forma              Pro Forma
                              Affiliates, Inc.       F.A.A.F.P.,          Adjustments              Combined
                                                     A.M.E., P.A.
                              ------------------   -----------------   ------------------      -----------------

Revenue                       $   17,003,582       $      148,733      $                      $   17,152,315
Operating costs                   15,513,107              108,803              34,875    (a)       15,656,785
                              ------------------   -----------------   ------------------      -----------------
Operating margin                   1,490,475               39,930             (34,875)              1,495,530

General and administrative
   expenses                           90,364               19,444                                    109,808
Depreciation and amortization        687,819                4,237                                    692,056
                              ------------------   -----------------   ------------------      -----------------
Income from operations               712,292               16,249             (34,875)                693,666

Interest expense, net                427,327                                     470    (b)          427,797
Gain on equipment                     (2,105)                                                        (2,105)
                              ------------------   -----------------   ------------------      -----------------

Income before income tax             287,070               16,249             (35,345)                267,974
Benefit for income taxes             161,594                                                        161,594
                              ------------------   -----------------   ------------------      -----------------

Net income (loss)                    448,664               16,249             (35,345)                429,568
Accumulated deficit -
   beginning of year              (6,616,639)                                                    (6,632,888)
                              ------------------   -----------------   ------------------      -----------------

Accumulated deficit - end of
   period                     $   (6,167,975)                                                $   (6,203,320)
                              ==================   =================   ==================      =================

Earnings per common and
    common equivalent share:
    Net income                $          .11                  (c)                              $          .10
                              ==================   =================   ==================      =================

Weighted average shares of
   common stock outstanding
                                   4,121,683                  (c)                                   4,121,683
                              ==================   =================   ==================      =================


                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1996
                                   (Unaudited)

1. The pro forma combining statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

(a) Net change in physician fees based on an employment agreement between William J. Bannen, Jr., M.D. and UCI Medical Affiliates, Inc.

(b) Accrued interest on note payable at 9.0% for nine months is recorded as paid in cash.

(c) Not applicable; William J. Bannen, Jr., M.D., F.A.A.F.P., A.M.E., P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.                /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.                    Jerry F. Wells, Jr.
President, Chief Executive Officer and            Vice President of Finance and
Chairman of the Board                             Chief Financial Officer



Date:             December 27, 1996